UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2019

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	VLY	The NASDAQ Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The NASDAQ Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01Other Events.

On August 23, 2019, Valley National Bancorp (“Valley”) issued a press release reporting the receipt of regulatory approval from the Office of the Comptroller of the Currency on August 22, 2019 to complete the previously announced merger of Oritani Financial Corp. (“Oritani”) with and into Valley.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The merger remains subject to regulatory action by the Board of Governors of the Federal Reserve System among other conditions, including approval by the shareholders of both Valley and Oritani.

Additional Information and Where to Find It

In connection with the proposed Merger, Valley intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-4 containing a joint proxy statement of Valley and Oritani that also constitutes a prospectus of Valley.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available), including the joint proxy statement/prospectus, and other documents filed by Valley and Oritani with the Commission at the Commission’s web site at www.sec.gov.  These documents may be accessed and downloaded for free at Valley’s web site at http://www.valleynationalbank.com/filings.html or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800. Oritani’s documents may be accessed and downloaded for free at Oritani’s website at www.oritani.com oritani.com or by directing a request to Kevin Lynch, Chairman, President and Chief Executive Officer, Oritani Financial Corp., at 370 Pascack Road, Township of Washington, New Jersey 07676, telephone (201) 664-5400.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Valley or Oritani.  However, Valley, Oritani, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from security holders of Valley or Oritani in respect of the proposed transaction.  Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the Commission on March 8, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, each of which can be obtained free of charge from Valley’s website.  Information regarding the directors and executive officers of Oritani may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the Commission on October 11, 2018 and its Annual Report on Form 10-K for the year ended June 30, 2018, each of which can be obtained free of charge from Oritani’s website.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed Merger.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.  These statements may be identified by such forward-looking terminology as “expect,”  “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties.  Actual results may differ materially from such forward-looking statements.  Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the Merger or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the Merger; the inability to realize expected cost savings and synergies from the Merger in amounts or in the timeframe anticipated; changes in the estimates of non-recurring charges; the diversion of management’s time on issues relating to the Merger; costs or difficulties relating to Oritani integration matters might be greater than expected; changes in the stock price of Valley from the date of the Merger announcement to the closing date; material adverse changes in Valley’s or Oritani’s operations or earnings; the inability to retain customers and qualified employees of Oritani; developments in the DC Solar bankruptcy and federal investigations that could require the recognition of additional tax provision charges related to uncertain tax liability positions; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; and weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas, as well as the risk factors set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2018.  Valley assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

99.1Press release, dated August 23, 2019, announcing receipt of regulatory approval from the Office of the Comptroller of the Currency.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2019		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel

3